UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K
CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): March 2, 2004

Peoples Bancorp of North Carolina, Inc.
         (Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-27205	56-2132396
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

518 West C Street	28658
Newton, North Carolina	(Zip Code)
(Address of Principal Executive Offices)

(828) 464-5620
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events.

On March 2, 2004, Peoples Bancorp of North Carolina, Inc. (the "Company") issued a press release announcing the resignation of Bruce R. Eckard from the board of directors of the Company and its wholly-owned subsidiary, Peoples Bank (the "Bank").

A copy of the press release making this announcement is attached as Exhibit 99.1.

Item 7. Financial Statements and Other Exhibits.

Exhibit 99.1 -- Press Release dated March 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: March 4, 2004	By:	/s/
A. Joseph Lampron
Executive Vice President and Chief Financial Officer